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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------


         Date of Report (Date of earliest event reported) August 6, 2007

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
             (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))



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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: completion of the tender offer and merger; incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 8.01    OTHER EVENTS

The Company and Wipro Technologies, the global IT services business of Wipro Limited (NYSE:WIT), today announced, by means of the press release attached as
Exhibit 99 hereto, that they have signed a definitive agreement for Wipro to acquire the Company for $18.70 per share in an all cash transaction. The acquisition will be conducted by means of a tender offer for all of the Company's outstanding shares, followed by a merger of the Company with a Wipro subsidiary. The tender offer is subject to a number of customary closing conditions, including regulatory approvals, and is expected to close by the fourth quarter of 2007.

The tender offer described in the accompanying press release has not yet commenced, and the press release is neither an offer to purchase nor a solicitation of an offer to sell Infocrossing, Inc.'s ("Infocrossing") common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER DESCRIBED IN THE PRESS RELEASE WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed by Wipro Limited ("Wipro") with the Securities and Exchange Commission ("SEC"), and the solicitation/recommendation statement will be filed by the Company with the SEC. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed by Infocrossing or Wipro with the SEC at the website maintained by the SEC at www.sec.gov. The tender offer statement and related materials, solicitation/recommendation statement, and such other documents may be obtained for free by directing such requests to Infocrossing, Inc., Investor Relations, 2 Christie Heights Street, Leonia, New Jersey 07605,
(201) 840-4700.

The preceding is qualified in its entirety by reference to the press release which is filed herewith.


ITEM 9.01(d) EXHIBITS

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER         DESCRIPTION

   99          Press Release of the Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 6, 2007               INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title: SVP, General Counsel & Secretary





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
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   99        Press Release of the Company

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